UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2018

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	N/A
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 30, 2018, shareholders at the 2018 Annual General Meeting of Shareholders of Seagate Technology plc (the “Company”): (1) elected all ten of the Company’s nominees for director; (2) approved, in an advisory, non-binding vote the compensation of the Company’s named executive officers, (3) ratified, in a non-binding vote, the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending June 28, 2019 and authorized, in a binding vote, the Audit Committee to set the auditors’ remuneration, (4) granted the Board of Directors (“Board”) authority to allot and issue shares under Irish law, (5) granted the Board the authority to opt-out of statutory pre-emption rights under Irish law and (6) determined the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law.

The final voting results on these proposals are as follows:

Proposal 1(a) - (j). To elect ten (10) directors to hold office until the Company’s 2019 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
William D. Mosley	219,562,265	1,371,145	284,297	38,832,852

Stephen J. Luczo	218,488,802	2,443,967	284,938	38,832,852

Mark W. Adams	219,292,509	1,626,957	298,241	38,832,852

Judy Bruner	218,352,920	2,574,184	290,603	38,832,852

Michael R. Cannon	214,865,243	6,039,882	312,582	38,832,852

William T. Coleman	219,529,614	1,384,163	303,930	38,832,852

Jay L. Geldmacher	219,276,748	1,638,999	301,960	38,832,852

Dylan Haggart	218,736,149	2,179,488	302,070	38,832,852

Stephanie Tilenius	219,589,994	1,333,164	294,549	38,832,852

Edward J. Zander	218,396,931	2,519,291	301,485	38,832,852

Proposal 2. To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
209,109,764	11,389,346	718,597	38,832,852

Proposal 3. To ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Company’s Board to set the auditors’ remuneration:

FOR	AGAINST	ABSTAIN
255,039,858	4,567,848	442,853

Proposal 4. To grant the Board the authority to allot and issue shares under Irish law:

FOR	AGAINST	ABSTAIN
247,067,907	11,716,163	1,266,489

Proposal 5. To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law:

FOR	AGAINST	ABSTAIN
255,534,960	2,933,313	1,582,286

Proposal 6. To determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law:

FOR	AGAINST	ABSTAIN
255,475,538	2,757,133	1,817,888

Item 8.01 Other Events.

On November 2, 2018, the Company issued a press release announcing that the Board has authorized the Company to repurchase up to $2.3 billion of its outstanding ordinary shares (the “October 2018 Authorization”). As under previously disclosed authorizations, the Company will effect share repurchases under the October 2018 Authorization by way of redemption in accordance with its Articles of Association and is not required to post such redemptions on the Company’s website.

The full text of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated November 2, 2018, of Seagate Technology plc entitled “Seagate Technology Announces New $2.3 Billion Share Repurchase Authorization.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Kathryn R. Scolnick
Name:	Kathryn R. Scolnick
Title:	Interim Chief Financial Officer and Senior Vice President of Finance, Corporate Communications and Treasury

Date: November 2, 2018